Exhibit 99.2

                           NWCG Holdings Corporation
                        Pro Forma Financial Information
                             Basis of Presentation


In March 1995 NWCG sold its investment in WSBK-TV (the "Boston Station") for gross proceeds of $107.5 million. NWCG repaid $19.5 million of the Bank Credit Agreement Loans in March 1995 and $77.3 million of the Step-Up Notes in April 1995 from the net proceeds of the Boston Station sale.

NWCG purchased certain debt and equity securities of Argyle Television Holding Inc. ("Argyle") for total consideration of approximately $750.4 million, including the $100 million in cash paid for an option in 1994 and assumption of debt of approximately $283.6 million. Argyle controlled four VHF television stations, KDFW-TV (Dallas, Texas), KTBC-TV (Austin, Texas), KTVI-TV (St. Louis, Missouri) and WVTM-TV (Birmingham, Alabama). For financial reporting purposes, the acquisition occurred on March 31, 1995. FCC approval for change in control of the television stations occurred on April 14, 1995. The acquisition has been accounted for as a purchase.

In July 1995 NWCG purchased Cannell Entertainment Inc. for Series E Cumulative Convertible Redeemable Preferred Stock ("Series E Preferred Stock") valued at approximately $30 million and certain other consideration. The acquisition has been accounted for as a purchase.

In August 1996 NWCG sold substantially all of the assets of WVTM-TV and its subsidiaries (collectively, the "Birmingham Station") to National Broadcasting Company, Inc. ("NBC") for gross proceeds of $200 million, subject to certain adjustments. NWCG repaid $80.0 million of NWC Acquisition's debt in August 1996 from the net proceeds of the Birmingham Station sale and an additional $15.0 million on September 30, 1996.

In November 1996 NWCG sold substantially all of the assets of KNSD-TV and its subsidiaries (collectively, the "San Diego Station") to NBC for gross proceeds of $225 million, subject to certain adjustments. NWCG repaid in full the outstanding balance of $27.6 million of the Bank Credit Agreement Loans and offered to purchase up to $109.6 million of the Step Up Notes and up to $194.3 million of the 11% Notes, less the principal amount purchased, if any, under the Step Up Note offer.

The following condensed consolidated pro forma balance sheet gives effect to, as of September 30, 1996, the sale of the San Diego Station, repayment of a portion of NW Television's debt and the repayment of a portion of NWC Acquisition's debt.

The following condensed consolidated pro forma statement of operations for the nine months ended September 30, 1996 gives effect to, as of January 1, 1996, the sale of the San Diego Station, repayment of a portion of NW Television's debt, the sale of the Birmingham Station and the repayment of a portion of NWC Acquisition's debt. The following condensed consolidated pro forma statement of operations for the year ended December 31, 1995 gives effect to, as of January 1, 1995, the sale of the Boston Station, the sale of the San Diego Station, repayment of a portion of NW Television's debt, the purchase of Argyle, borrowings necessary to fund the Argyle acquisition, the issuance of preferred stock, the sale of the Birmingham Station, and the repayment of a portion of NWC Acquisition's debt. The pro forma financial information does not necessarily reflect the future results or the results that would have occurred had these transactions actually occurred on January 1, 1996 or January 1, 1995 (in thousands, except per share).

                          NWCG Holdings Corporation
                           Pro Forma Balance Sheet
                            (dollars in thousands)
                              September 30, 1996
                                 (unaudited)




                                                                        Historical    Pro Forma
                                                     Historical            KNSD      Adjustments           Pro Forma
                                                     ----------         ------------------------          ----------
                    ASSETS
Cash                                                 $  141,798         $      (1)    $ 232,355   (a)     $  133,700
                                                                                       (240,452)  (b)
Receivables                                             168,953           (10,411)            -              158,542
Television program contract rights                       31,992            (4,054)            -               27,938
Film Costs                                               70,837                 -             -               70,837
Prepaid expenses                                          4,783               (41)            -                4,742
Deferred income taxes                                     4,410                 -             -                4,410
                                                     ------------------------------------------           ----------
   Total current assets                                 422,773           (14,507)       (8,097)             400,169
Property, plant and equipment                           201,450           (11,694)            -              189,756
Long-term receivables                                    11,890                 -             -               11,890
Television program contracts rights                       6,546              (218)            -                6,328
Film costs                                               49,572                 -             -               49,572
Intangible assets and excess reorganization value     1,360,677           (86,098)      (69,250)  (c)      1,205,329
Equity investments                                       39,624                 -             -               39,624
Other assets                                             36,478                 -             -               36,478
                                                     ----------         -----------------------           ----------
                                                     $2,129,010         $(112,517)    $ (77,347)          $1,939,146
                                                     ==========         =======================           ==========
     LIABILITIES AND STOCKHOLDER'S EQUITY
Accounts payable and accrued expenses                $   79,455         $  (1,195)    $   1,950   (d)     $   88,816
                                                                                          8,606   (c)
Television program contracts payable                     33,404            (5,571)            -               27,833
Deferred income                                          25,097              (444)            -               24,653
Participations and residuals payable                     47,753                 -             -               47,753
Current portion of long-term debt and notes payable      36,467                 -       (16,289)  (b)         20,178
                                                     ------------------------------------------           ----------
   Total current liabilities                            222,176            (7,210)       (5,733)             209,233
Noncurrent television program contract                    9,678              (532)            -                9,146
rights
Long-term debt                                        1,143,705                 -      (224,163)  (b)        919,542
Other noncurrent liabilities                             22,575              (973)            -               21,602
Participations and residuals payable                      7,859                 -             -                7,859
Deferred tax credits                                     89,424                 -       (19,251)  (c)         70,173
Minority interest                                       386,322                         (25,758)  (e)        360,564
Subsidiary's redeemable preferred stock                 311,551                 -             -              311,551
Stockholder's equity
  Preferred stock                                             -                 -             -                    -
  Common stock                                                                  -             -
  Additional paid-in capital                            519,782                 -             -              519,782
  Accumulated deficit                                  (584,062)         (103,802)      (58,605)  (c)       (490,306)
                                                                                         25,758   (e)
                                                                                        230,405   (f)
                                                     ----------         -----------------------           ----------
   Total stockholder's equity                           (64,280)         (103,802)      197,558               29,476
                                                     ----------         -----------------------           ----------
                                                     $2,129,010         $(112,517)    $ (77,347)          $1,939,146
                                                     ==========         =======================           ==========

                           NWCG Holdings Corporation
                       Pro Forma Statement of Operations
                             (dollars in thousands)
                      Nine months ended September 30, 1996
                                  (unaudited)



                                                                       Historical
                                                                          NBC
                                                       Historical       Stations        Adjustments         Pro Forma
                                                       ----------      ----------       -----------         ---------
Net revenues                                            $478,405        $(46,005)        $      -           $432,400
Operating Expenses
  Technical and programming                              277,849         (15,397)               -            262,452
  Selling, general and administrative                     97,294          (8,245)               -             89,049
Depreciation and amortization of intangible assets        57,323          (5,841)          (3,700)  (g)       47,782
Corporate expenses                                        17,138               -                -             17,138
                                                        --------        --------         --------           --------
  Income from operations                                  28,801         (16,522)           3,700             15,979
Other income (expense):
  Interest expense                                       (97,298)              -           19,784   (i)      (77,514)
  Gain on sale of broadcast station                      103,227                         (103,227)  (j)            -
  Interest income and other                                 (536)              -                -               (536)
                                                        --------        --------         --------           --------
                                                           5,393               -          (83,443)           (78,050)
                                                        --------        --------         --------           --------
Income (loss) before income taxes                         34,194         (16,522)         (79,743)           (62,071)
Benefit (provision) for income taxes                     (51,708)              -           62,283   (l)       10,575
Minority interest in consolidated subsidiary              (6,764)              -           21,301   (e)       14,537
Equity in earnings of affiliates                           2,815               -                -              2,815
                                                        --------        --------         --------           --------
Net income (loss)                                       $(21,463)       $(16,522)        $  3,841           $(34,144)
                                                        ========        ========         ========           ========

                           NWCG Holdings Corporation
                       Pro Forma Statement of Operations
                             (dollars in thousands)
                          Year Ended December 31, 1995
                                  (unaudited)



                                                                                  Historical
                                                        Historical   Historical      NBC
                                          Historical       WSBK        Argyle      Stations       Adjustment         Pro Forma
                                          ----------    ----------   ----------   ----------      ----------         ---------
Net revenues                               $605,010      $(5,741)     $29,628      $(56,199)       $     -           $572,698
Operating Expenses
  Technical and programming                 362,088       (5,189)      10,130       (21,778)             -            345,251
  Selling, general and administrative       113,123       (1,058)       6,474       (10,012)             -            108,527
Depreciation and amortization of
  intangible assets                          66,608         (798)       6,951        (7,404)        (1,997)  (g)       63,360
Corporate expenses                           20,506            0        9,761             0         (9,761)  (h)       20,506
                                           --------      -------      -------      --------        -------           --------
  Income from operations                     42,685        1,304       (3,688)      (17,005)        11,758             35,054
Other income (expense):
  Interest expense                         (120,297)           -            -             -         23,092   (i)      (97,205)
  Gain on sale of WSBK                       41,671            -            -             -        (41,671)  (j)            -
  Interest and investment income and other   (4,181)           -            2             -          6,824   (k)        2,645
                                           --------      -------      -------      --------        -------           --------
                                            (82,807)           -            2             -        (11,755)           (94,560)
                                           --------      -------      -------      --------        -------           --------
Income (loss) before income taxes           (40,122)       1,304       (3,686)      (17,005)             3            (59,506)
Benefit (provision) for income taxes        (34,500)           -         (145)            -         31,254   (l)       (3,391)
Minority interest in consolidated
  subsidiary                                 20,839            -            -             -         (2,627)  (e)       18,212
Equity in earnings of affiliates               (607)           -            -             -              -               (607)
                                           --------      -------      -------      --------        -------           --------
Net income (loss)                          $(54,390)     $ 1,304      $(3,831)     $(17,005)       $28,630           $(45,292)
                                           ========      =======      =======      ========        =======           ========

        Notes to Pro Forma Condensed Consolidated Financial Information
                             (amounts in thousands)

(a)      Reflects cash estimated to be received on the sale of the San Diego
         Station.

(b) Reflects the reduction of a portion of NW Television's and NWC Acquisition's debt with the net proceeds from the sale of the NBC Stations. Although NW Television will make an offer to repurchase an aggregate of approximately $85,000 principal amount of 11% Notes at 100% of the principal amount thereof plus accrued and unpaid interest, New World has not assumed any holders will tender 11% Notes pursuant to such offer because the current market price of the 11% Notes exceeds their par value.

(c) Reflects the income tax effect of the sale of the San Diego Station. The adjustment to intangible assets reflects a reduction of the valuation allowance recorded for restricted net operating losses ("NOLs") whose realization did not previously meet the "more likely than not" test of probability contained in Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("SFAS 109") due to restrictions on their use. The sale of the San Diego Station will allow NWCG to utilize a portion of these previously restricted NOLs to reduce the tax liability associated with the gain on the sale of the San Diego Station.

(d) Reflects the estimated costs associated with the sale of the San Diego Station.

(e) Reflects the adjustment to minority interest as a result of the gain on the sale of the San Diego Station.

(f) Reflects adjustment to the gain on the sale of the San Diego Station. The pre-tax gain on the sale of the San Diego Station is estimated to be approximately $126,603.

(g) Reflects the adjustment of amortization of intangible assets and depreciation of property, plant and equipment associated with the sale of the Boston Station and the purchase of the Argyle stations in 1995 and the sale of the NBC Stations in 1996.

(h) Reflects the elimination of Argyle-related corporate expenses as a result of the consolidation of operations.

(i) Reflects adjustments to interest expense for the repayment of a portion of NW Television's debt with the net proceeds from the sale of the Boston Station in 1995, additional borrowings under NWC Acquisition's debt agreement to finance the purchase of Argyle and repay Argyle's debt assumed in 1995, and for the repayment of a portion of NW Television's and NWC Acquisition's debt with the net proceeds from the sale of the NBC Stations in 1996.

(j) Reflects adjustment to eliminate the gain recorded on the sale of the Boston Station in 1995 and to eliminate the gain recorded on the sale of the Birmingham Station in 1996.

(k) Reflects adjustment to eliminate the loss on sale of NWCG and to record adjustment of dividends related to subsidiary's redeemable preferred stock.

(l) Reflects adjustment of the provision for income taxes in accordance with SFAS No. 109.